UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2011

DOLAT VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0001436568	001-34128
(State or other jurisdiction of incorporation)	(Central Index Key)	(Commission File Number)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices, including zip code)

(212) 502-6657
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

 Previous independent registered public accounting firm

(a) On May 3, 2011  the company's auditor firm Pritchett, Siler & Hardy PC Certified Public Accountants ("PSH")  resigned as the Company’s independent registered public accounting firm. The decision of PSH to resign as the Company’s independent registered public accounting firm was due to unavailability of auditor to staff the audit in the given time frame in order for the company to submit their filings in a timely manner.  Effective June 29, 2010, the Company engaged Pritchett Siler & Hardy, PC as the Company’s independent registered public accounting firm until their resignation on May 3, 2011.

During the three quarters that the Company worked with PSH, the Company has not had any disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PSH’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such quarters.

The Company provided PSH with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

New independent registered public accounting firm

On May 9, 2011, the Company engaged Eugene M. Egeberg (“Egeberg”) as its independent registered public accounting firm for the Company’s fiscal year ended February 28 2011. The decision to engage Egeberg as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through May 11, 2011, the Company has not consulted with Egeberg, regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Egeberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item9.01 Financial Statement and Exhibits.

(d)	Exhibits.

	Exhibit 16.1	Letter from Pritchett, Siler & Hardy PC Certified Public Accountants

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011	DOLAT VENTURES, INC.

/s/ Shmuel Dovid Hauck
Shmuel Dovid Hauck
President and Director